SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 4, 2014

BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5300 California Avenue, Irvine, CA 92617
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

In connection with the 2014 Annual Meeting of Shareholders of Broadcom Corporation (the “Company”), some of the Company’s shareholders expressed various perspectives regarding certain aspects of the Company's executive compensation programs, as well as its corporate governance structure. As a result, the Company’s Chief Financial Officer and the Chair of the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board of Directors”) contacted shareholders owning a significant percentage of the outstanding shares of the Company’s Class A common stock to discuss these topics. During this process, the Company received valuable feedback, and in light of this feedback, the Board of Directors and the Compensation Committee conducted a detailed analysis of the Company’s corporate governance policies and executive compensation programs. The following list summarizes the principal changes the Company has implemented, or is in the process of implementing, in response to shareholder feedback and the subsequent analysis.

•
Shift in compensation to more performance-based equity: Beginning with the 2015 performance cycle, the Compensation Committee intends to award 50% (rather than the current 25%) of the targeted value of equity awards granted to the Company’s executive officers in the form of Performance Restricted Stock Units awards (“PRSUs”).1

•
Increasing alignment between executive pay and Company stock price performance: PRSUs awarded under the Company’s 2013 Restricted Stock Units Incentive Award Program will be earned based on the Company’s relative total shareholder return and relative earnings per share growth.

•
Annual say-on-pay vote: Upon the recommendation of the Compensation Committee, the Board of Directors resolved to conduct an annual (rather than a triennial) advisory vote on executive compensation, beginning with the 2015 Annual Meeting of Shareholders.

•
No new agreements that include excise tax gross-up provisions: The Compensation Committee has adopted a policy whereby the Company will not enter into any new agreements with its Named Executive Officers (as such term is defined in Item 402(a)(3) of Regulation S-K) that include excise tax gross-up provisions, with respect to payments contingent upon a change in control of the Company.

•
Clawback policy: The Compensation Committee has adopted an Incentive Compensation Repayment Policy (commonly referred to as a “Clawback Policy”). Please see Item 5.02 of this Current Report on Form 8-K.

•
New independent compensation consultant: The Compensation Committee has selected Compensia, Inc. as its independent compensation consultant. Neither Compensia nor its affiliates performs any services for the Company other than its compensation consulting services for the Compensation Committee.

1 Under the Company’s 2013 Restricted Stock Units Incentive Award Program, awards made for the 2015 performance cycle (if earned) will be granted in 2016.

•	Majority voting standard: The Company has adopted a majority voting standard for the election of directors. Please see Item 5.03 of this Current Report on Form 8-K.

•
No new evergreen provisions: Upon the recommendation of the Compensation Committee, the Board of Directors approved a resolution expressing its intention to not include an annual share increase feature (commonly referred to as an “Evergreen Provision”) in any successor plan to the Company’s 2012 Stock Incentive Plan or any extension of the term of the 2012 Stock Incentive Plan.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2014, the Compensation Committee adopted an Incentive Compensation Repayment Policy (the “Clawback Policy”) and approved an accompanying form of Incentive Compensation Repayment Policy Acknowledgment (the “Acknowledgment”).

Effective as of December 4, 2014, the Clawback Policy covers cash and equity compensation earned on the basis of performance by any current or former employee of the Company who is or was designated an “officer” under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, at the time such compensation was earned. The Company’s current officers have agreed to be bound by the Clawback Policy pursuant to the Acknowledgment, attached as Exhibit 10.2.

Under the Clawback Policy, in the event the Company’s financial statements are required to be restated as a result of material non-compliance with any financial reporting requirements under the federal securities laws, the Compensation Committee shall determine whether such restatements are due to an officer’s intentional deception, breach of fiduciary duty for the purpose of securing unfair or unlawful gain, or concealment of such wrongdoing. In such event, the Compensation Committee may seek reimbursement or forfeiture of some or all of the amount of incentive compensation awarded in excess of what otherwise would have been earned under the restated financial statements during the three-year period preceding the date on which the Company publicly disclosed the restatement. The Clawback Policy applies in addition to any other remedies available to the Company, including termination of employment or institution of civil or criminal proceedings.

The foregoing description of the Clawback Policy and Acknowledgement is qualified in its entirety by reference to the full text of the Clawback Policy and Acknowledgment, copies of which are attached to this Current Report on Form 8-K and are incorporated herein by reference as Exhibit 10.1 and Exhibit 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Majority Voting Standard for Director Elections
On December 4, 2014, the Board of Directors approved and adopted an amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”). Sections 2.6, 2.10, 3.3, and 3.5 have been amended to implement a majority voting standard in uncontested elections of directors in accordance with Section 708.5 of the California General Corporation Law, superseding the previous plurality voting standard. The Amended Bylaws also include a number of ministerial, clarifying and conforming changes that are necessary or appropriate to implement this majority voting standard.
The Amended Bylaws took effect upon adoption by the Board of Directors. The foregoing is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

The information included in the Explanatory Note to this Current Report on Form 8-K is hereby incorporated by reference for purposes of this Item 8.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Broadcom Corporation, as amended through December 4, 2014.
10.1	Broadcom Corporation Incentive Compensation Repayment Policy adopted on November 19, 2014.
10.2	Broadcom Corporation Incentive Compensation Repayment Policy Acknowledgement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION,
a California corporation

By:	/s/ Eric K. Brandt
Name:	Eric K. Brandt
Title:	Executive Vice President and Chief Financial Officer
Date: December 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Broadcom Corporation, as amended through December 4, 2014.
10.1	Broadcom Corporation Incentive Compensation Repayment Policy adopted on November 19, 2014.
10.2	Broadcom Corporation Incentive Compensation Repayment Policy Acknowledgement.